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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 11, 2001
                                                 -----------------


                           MICROSTRATEGY INCORPORATED
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)



Delaware                            0-24435                   51-0323571
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(State or Other Jurisdiction       (Commission             (IRS Employer
of Incorporation)                  File Number)            Identification No.)


1861 International Drive, McLean, Virginia                                 22102
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 (Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (703) 848-8600
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          -------------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)




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Item 9.  Regulation FD Disclosure.

On October 11, 2001, MicroStrategy Incorporated (the "Company") held an online seminar for certain customers, analysts and others, which was available to them through a simultaneous live webcast and conference call. In that seminar, the Company provided certain information about its current cash position and expectations with respect to financial performance in 2002.

The Company is furnishing corrective and clarifying information regarding those matters in this report. As of September 30, 2001, the Company had approximately $43 million in cash and short-term investments. The Company expects that the pro forma results of operations of its core business, excluding special charges and other non-recurring items, will be profitable in 2002.

This report contains statements that constitute "forward-looking statements," including estimates of future business prospects or financial results. Forward-looking statements inherently involve risks and uncertainties that could cause actual results of MicroStrategy Incorporated and its subsidiaries (collectively, the "Company") to differ materially from the forward-looking statements. Factors that could contribute to such differences include: the possibility that the conditions to the securities class action and shareholder derivative settlement agreements will not be satisfied; the Company's ability to secure financing for its current operations and long-term plans on acceptable terms; the ability of the Company to implement and achieve widespread customer acceptance of its MicroStrategy 7 software on a timely basis; adverse reaction by the Company's employees, investors, customers, vendors and lenders to the restatement of the Company's financial results or its future prospects; the Company's ability to recognize deferred revenue through delivery of products or satisfactory performance of services; continued acceptance of the Company's products in the marketplace; the timing of significant orders; delays in the Company's ability to develop or ship new products; market acceptance of new products; competitive factors; general economic conditions; currency fluctuations and other risks detailed in the Company's registration statements and periodic reports filed with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instructions B.2. of Form 8-K, the information in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MicroStrategy Incorporated
                                                  (Registrant)


                                         By:    /s/ Eric F. Brown
                                             --------------------------------
                                         Name:  Eric F. Brown
                                         Title: President and Chief Financial
                                                Officer

Date:  October 12, 2001